SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of September 23, 2005, by and among Composite Technology Corporation, a Nevada corporation, with headquarters located at 2026 McGaw Avenue, Irvine, California 92614 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

      WHEREAS:

      A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 364(f) of Title 11 of the United States Code, 11 U.S.C. ss.ss.101-1330 (as amended, the "Bankruptcy Code"), Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

      B. The Company has authorized a new series of senior convertible notes of the Company, which notes shall be convertible into the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Notes.

      C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of senior convertible notes, in substantially the form attached hereto as Exhibit A (the "Notes"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers shall be $6,000,000) (as converted, collectively, the "Conversion Shares"), (ii)
warrants, in substantially the form attached hereto as Exhibit B (the "Warrants"), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer's name in column (4) of the Schedule of Buyers (as exercised, collectively, the "Warrant Shares").

      D. The Notes bear interest that, at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the "Interest Shares").

      E. Pursuant to Section 1145 of the Bankruptcy Code, upon the issuance of the Conversion Shares and Warrant Shares, in connection with the consummation of the Company's Chapter 11 Plan of Reorganization (as amended, modified or supplemented in accordance with its terms, the Bankruptcy Code or the Federal Rules of Bankruptcy Procedure and local rules, the "Plan"), such shares will be freely transferable.

      F. The Notes, the Conversion Shares, the Interest Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1. PURCHASE AND SALE OF NOTES AND WARRANTS.

            (a) Purchase of Notes and Warrants.

                  (i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers and (y) Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers, (the "Closing").

                  (ii) Closing. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City Time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (iii) Purchase Price. The aggregate purchase price for the Notes and the Warrants to be purchased by each Buyer at the Closing (the "Purchase Price") shall be the amount set forth opposite such Buyer's name in column (5) of the Schedule of Buyers. Each Buyer shall pay $1.00 for each $1.00 of principal amount of Notes and related Warrants to be purchased by such Buyer at the Closing.

            (b) Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds for the amount of the Purchase Price in accordance with the Company's written wire instructions and (ii) the Company shall deliver to each Buyer (A) the Notes (in the principal amounts as such Buyer shall request) which such Buyer is then purchasing and (B) the Warrants (in the amounts as such Buyer shall request) such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

      2. BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants with respect to only itself that:

            (a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and the Warrants and (ii) upon the issuance of Interest Shares pursuant to the terms of the Notes, the conversion of the Notes and exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Interest Shares issuable pursuant to the terms of the Notes, the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, or as permitted by, Section 1145 of the Bankruptcy Code or a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

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

            (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Such Buyer is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or to such Buyer's knowledge, any general solicitation or advertisement.

            (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement (as defined below), to the extent any of the Conversion Shares and the Warrant Shares are not freely transferable pursuant to Section 1145 of the Bankruptcy Code: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) upon their issuance in connection with the consummation of the Plan, pursuant to
Section 1145 of the Bankruptcy Code, the Conversion Shares and Warrant Shares will become freely transferable, (B) subsequently registered thereunder, (C) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold,


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

assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            (g) Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Interest Shares, Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Interest Shares, Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

            [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE
            SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) UNLESS ISSUED PURSUANT TO SECTION 1145 OF TITLE 11 OF THE UNITED STATES CODE, U.S.C. ss.ss.101-1330, AS AMENDED, (II) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides


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

the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. Notwithstanding the foregoing, if any Securities are issued pursuant to Section 1145 of the Bankruptcy Code, such Securities shall not bear the foregoing legend, and if such a legend appears on any such Securities, such legend shall promptly be removed by the Company.

            (h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement, if applicable, to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

            (j) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

      t 12 (k) Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Buyer nor any Affiliate of such Buyer has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (but not including any actions to secure available shares to borrow in order to effect short sales or similar transactions in the future) (each, a "Prohibited Transaction"). Prior to the earliest to occur of (i) the termination of this Agreement or (ii) the date of the 8-K Filing as described in Section 7, such Buyer shall not, and shall cause its Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Buyer acknowledges that the representations, warranties and covenants contained in this Section 2(k) are being made for the benefit of the Buyers as well as the Company.

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

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      t 12 The Company represents and warrants to each of the Buyers that:

            (a)   Organization   and   Qualification.   The   Company   and  its
"Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

            (b) Authorization; Enforcement; Validity. Subject only to Bankruptcy Court (as defined below) approval, the Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, if applicable, Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the reservation and issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders, except for post-closing Securities filings or notifications required to be made under federal or state securities laws. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and, upon Bankruptcy Court approval, shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (c) Issuance of Securities. The issuance of the Notes and the Warrants are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of Common

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Stock shall have been duly  authorized  and reserved  for issuance  which equals
130% of the maximum number of shares Common Stock issuable upon the issuance of Interest Shares pursuant to the terms of the Notes (without taking into effect any limitations on the issuance of Interest Shares set forth in the Notes), upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the initial Conversion Price and without taking into account any limitations on the conversion of the Notes set forth in the Notes) and upon exercise of the Warrants (without taking into account of any limitations on the exercise of the Warrants set forth in the Warrants). Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, and payment of the consideration set forth in this Agreement, the Notes and the Warrants, the Interest Shares, the Conversion Shares and the
Warrant  Shares,   respectively,   will  be  validly  issued,   fully  paid  and
nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the Buyer's representations and warranties in Section 2 of this Agreement, the offer and issuance by the Company of the Securities in conformity with the terms of this Agreement constitute transactions is exempt from registration under the 1933 Act.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, and reservation for issuance and issuance of the Interest Shares, Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries or Bylaws (as defined in
Section 3(r)) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the "Principal Market")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for any such conflicts, violations or defaults which are reasonably likely to have a Material Adverse Effect.

            (e) Consents. Except for Bankruptcy Court approval, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for post-closing securities filings or notifications to be made under federal or state securities laws. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the applicable listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

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

            (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

      t 12 (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Lane Capital Markets, LLC (the "Agent") in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

            (h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            (i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (j)  Application  of Takeover  Protections;  Rights  Agreement.  The
Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            (k) SEC  Documents;  Financial  Statements.  Except as  disclosed in
Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, along with the registration statement on Form S-1, as amended (SEC File No. 333-122280) filed on August 18, 2005, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers in connection with the transactions contemplated hereby which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

      t 12 (l) Absence of Certain Changes. Except as disclosed in Schedule 3(l), since September 30, 2004, there has been no event which has had, or could reasonably be expected to result, in a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Except as disclosed in Schedule 3(l), since September 30, 2004, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

            (m) No Undisclosed Events, Liabilities, Developments or Circumstances. No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            (n) Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation that are currently necessary or applicable to the operation of the Company or its Subsidiaries as currently conducted and as described in the registration statement on Form S-1, as amended (SEC File No. 333-122280) filed on August 18, 2005 (the "August Registration Statement"), except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Since September 30, 2003, except as set forth in Schedule (n), (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            (o) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor, to the best knowledge of the Company and its Subsidiaries, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (p) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

            (q) Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(q), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (r) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of(i) 200,000,000 shares of Common Stock, of which as of the date hereof, 118,504,653 are issued and outstanding, 12,946,912 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 20,633,308 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which as of the date hereof, none is issued and outstanding. All of such outstanding shares have been, or upon issuance and payment of the consideration therefor, will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(r): (i) none of the Company's share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional share capital of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries;
(iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement, if applicable); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

            (s)  Indebtedness  and  Other  Contracts.  Except  as  disclosed  in
Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (t) Absence of Litigation. There is no material action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, except as set forth in
Schedule 3(t).

            (u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (v) Employee Relations. (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any such Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiaries to any liability with respect to any of the foregoing matters.

                  (ii) The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (w) Title. Except as set forth on Schedule 3(w), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (x) Intellectual Property Rights. Except as set forth on Schedule 3(x), the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") described or referred to in the August Registration Statement as owned or possessed by it or that are necessary to conduct their respective businesses as now conducted, except where the failure to currently own or possess such Intellectual Property Rights could not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3(x), none of the Company's Intellectual
Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no material claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which could reasonably be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            (y) Environmental  Laws. The Company and its Subsidiaries (i) are in
compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            (z) Subsidiary Rights. Except as set forth in Schedule 3(z), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

            (aa) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            (bb) Internal Accounting Controls. The Company maintains a system of internal  control over financial  reporting (as such term is defined in the 1934
Act) regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (i) pertain to maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material adverse effect on the financial statements.

            (cc) Ranking of Notes. Except as set forth on Schedule (cc), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

            (dd) Form S-1 Eligibility. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers using Form S-1 promulgated under the 1933 Act.

            (ee) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or (ii) other than the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities.

            (ff) Acknowledgement Regarding Buyers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, except as expressly provided in Section 2(k), it is understood and acknowledged by the Company (i) that none of the Buyers have been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counter parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that, except as expressly provided in Section 2(k), one or more Buyers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the number of Interest Shares are being determined and the value of the Conversion Shares and the Warrant Shares deliverable with respect to Securities are being determined.

            (gg) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Notes and the Warrants, which shall be publicly disclosed by the Company pursuant to its reporting obligations under the 1934 Act and pursuant to Section 4(i) hereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. The representations and warranties of the Company contained in this Section 3, as modified by the Schedules to this Agreement, furnished by or on behalf of the Company as of the date hereof, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

      4. COVENANTS.

            (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Interest Shares, Conversion Shares and Warrant Shares and none of the Notes or Warrants is outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the (i) repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries other than Permitted Indebtedness (as defined in the Note) and the Indebtedness approved by the Bankruptcy Court as set forth in Schedule 3(cc) or (ii) redemption or repurchase of any of its or its Subsidiaries equity securities.

            (e) Financial Information. As long as any Notes or Warrants are outstanding, the Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders; provided, that each such Investor provides to the Company an email address on the Schedule of Buyers for the provision of such information.

            (f) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stocks' authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

            (g) Fees. Subject to Section 8 below, at the Closing, the Company shall pay an expense allowance of $20,000 to SRG Capital LLC (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. In addition, the Company shall reimburse SRG Capital LLC for the first $30,000 for attorneys fees in connection with the transactions contemplated by this Agreement (whether or not such transactions are consummated) plus one-half of all of its additional attorneys fees in excess of $30,000, $30,000 of which has been previously deposited into an account held by the SRG Capital LLC's counsel to be applied at Closing or upon termination of this Agreement pursuant to Section 8 hereof. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

            (h) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

            (i) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York Time, on the first Business Day following the date of this Agreement (provided, that this Agreement is entered into prior to 3pm New York time; otherwise, the second Business Day), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents and the Acquisitions in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of Warrant and the Registration Rights Agreement) and the material transaction documents relating to the Acquisitions as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries, or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

            (j) Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes.

            (k) Additional Notes; Variable Securities; Dilutive Issuances. So long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market.

            (l) Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

            (m) Reservation of Shares. So long as any Investor owns any Notes or Warrants, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing Date, 130% of the number of Interest Shares issuable pursuant to the terms of the Notes, the number of shares of Common Stock issuable upon conversion of all of the Notes and the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the issuance of Interest Shares, the conversion of the Notes or exercise of the Warrants as set forth in the Notes and Warrants, respectively).

            (n) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

            (o) Except as contemplated pursuant to the Registration Rights Agreement, the Company shall not file any registration statement for any of its or its Subsidiaries securities (including the Interest Shares) until all of the Conversion Shares and Warrant Shares are freely transferable pursuant to Section 1145 of the Bankruptcy Code or the Registration Statement (as defined in the Registration Rights Agreement) shall be effective.

            (p) Bankruptcy Court Filing and Confirmation. The Company shall use its best efforts to cause the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") to enter an order in form and substance reasonably satisfactory to the Buyers confirming the Plan as soon as practicable. Without limiting the generality of the foregoing, no later than five Business Days prior to the delivery of the draft confirmation order or any filing relating to this Agreement or the transactions contemplated thereby to the Bankruptcy Court, the Company shall provide as copy of such draft confirmation order or other documents to the Investors for their review and comment.

            (q) Shares Freely Transferable. The Company shall cause the Conversion Shares and Warrant Shares upon their issuance in connection with the consummation of the Plan to be freely transferable pursuant to Section 1145 of the Bankruptcy Code; provided that to the extent any Conversion Shares or Warrant Shares cannot be freely transferred pursuant to Section 1145 of the Bankruptcy Code, the Company shall, within five Business Days from that determination, execute and deliver a registration rights agreement to the Buyers in the form of Exhibit G attached hereto (the "Registration Rights Agreement"), and the Company shall promptly comply with the terms contained therein.

      5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

            (a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Interest Shares issuable pursuant to the terms of the Notes, Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

            (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Interest Shares, the Conversion Shares and the Warrant Shares issued at the Closing or upon issuance of the Interest Shares, conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit C attached hereto (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that Interest Shares, Conversion Shares or Warrant Shares were issued pursuant to Section 1145 of the Bankruptcy Code or such sale, assignment or transfer involves Interest Shares, Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            Closing Date. The Closing Date shall occur within two (2) Business Days after the date the Bankruptcy Court approves the transactions contemplated by this Agreement. The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  (ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of SRG Capital, LLC, the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                  (iv) The Bankruptcy Court shall have entered an order approving this Agreement and the other Transaction Documents as well as the transactions contemplated hereby and thereby, including the issuance of the Securities.

      7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            Closing Date. The Closing Date shall occur within two(2) Business Days after the date the Bankruptcy Court approves the transactions contemplated by this Agreement. The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (i) The Company shall have executed and delivered to such Buyer (A) each of the Transaction Documents, (B) the Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, and (C) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

                  (ii) Such Buyer shall have received the opinions of (A) Richardson & Patel, LP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit D-1 attached hereto and (B) Shulman Hodges & Bastian LLP, the Company's outside bankruptcy counsel, dated as of the Closing Date, in substantially the form of Exhibit D-2 attached hereto, in each case reasonably acceptable to such Buyer.

                  (iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit C attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (iv) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

                  (v) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business, as of a date within 10 days of the Closing Date.

                  (vi) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Closing Date.

                  (vii) The Company shall have delivered to such Buyer a certificate, executed by the Chief Executive Officer of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit E.

                  (viii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit F.

                  (ix) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                  (x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                  (xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, except for post-closing securities filings or notifications required to be made under federal or state securities laws.

                  (xii) The Company shall have delivered to such Buyer a certified copy of the order approving this Agreement and the other Transaction Documents as well as the transactions contemplated hereby and thereby including the issuance of the Securities, and no stay of such order shall have been entered or, if entered, shall remain in effect. The order shall contain a finding that such Buyer is extending credit to the Company in good faith and a provision that such Buyer is entitled to all of the protections afforded by
Section 364(e) of the Bankruptcy Code. In addition, such order shall contain a finding to the effect that: (i) the Transaction Documents have been negotiated in good faith and at arm's-length between the Company and the Investors, (ii) the terms of the Notes to be issued pursuant to the Transaction Documents are fair, reasonable, and reflect the Company's exercise of sound and prudent business judgment consistent with its fiduciary duties, and (iii) that any loans and/or other financial accommodations made to the Company by the Investors pursuant to the Transaction Documents and such order shall (A) be deemed to have been extended by the Investors in good faith, as that term is used in section 364(e) of the Bankruptcy Code, and the Investors shall be entitled to all of the protections afforded thereby and (B) constitute reasonably equivalent value and fair consideration for the Notes under the Bankruptcy Code and applicable non-bankruptcy law.

                  (xiii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

      9. MISCELLANEOUS.

            (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

            (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    Composite Technology Corporation
                                    2026 McGaw Avenue
                                    Irvine, California 92614
                                    Telephone:       (949) 428-5000
                                    Facsimile:       (949) 428-8515
                                    Attention:       Benton H. Wilcoxon

                           Copy to:

                                    Richardson & Patel, LP
                                    10900 Wilshire Blvd., Suite 520
                                    Los Angeles, California 90024
                                    Telephone:       (310) 208-1182
                                    Facsimile:       (310) 208-1154
                                    Attention:       Kevin Leung, Esq.

                           If to the Transfer Agent:

                                    Securities Transfer Corporation
                                    2591 Dallas Pkwy Suite 102
                                    Frisco, TX 75034
                                    Telephone: 469-633-0101
                                    Facsimile: 469-633-0088
                                    Attention: Marilyn Fox

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

                           with a copy (for informational purposes only) to:

                                    Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Telephone:       (212) 756-2000
                                    Facsimile:       (212) 593-5955
                                    Attention:       Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants and, in the case of the Company, any trustee, examiner with expanded powers, responsible officer, or other person appointed as an estate representative for the Company. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities (but indemnification pursuant to this clause (ii) shall not apply to any expense reimbursement payments to be made to any Buyer, any Buyer's counsel or to any Buyer's other representatives), (iii) any disclosure made by such Buyer pursuant to Section 4(i) that has been reasonably approved by the Company, or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement (whether executed or not).

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (o) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                                COMPANY:

                                                COMPOSITE TECHNOLOGY CORPORATION

                                                By:____________________________
                                                   Name:
                                                   Title:

                        [FORM OF SENIOR CONVERTIBLE NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

                        COMPOSITE TECHNOLOGY CORPORATION


                             SENIOR CONVERTIBLE NOTE


Issuance Date: September __, 2005       Original Principal Amount: U.S. $_______

      FOR VALUE RECEIVED, Composite Technology Corporation, a Nevada corporation (the "Company"), hereby promises to pay to the order of [____________________] or registered assigns ("Holder") the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at a rate of six percent (6.0%) per annum ( the "Interest Rate"), from the date set out above as the Issuance Date (the
"Issuance Date") until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this "Note") is one of an issue of Senior Convertible Notes (collectively, the "Notes" and such other Senior Convertible Notes, the "Other Notes") issued pursuant to the Securities Purchase Agreement (as defined below). Certain capitalized terms are defined in Section 29.

      10. MATURITY. ON THE MATURITY DATE, THE HOLDER SHALL SURRENDER THIS NOTE TO THE COMPANY AND THE COMPANY SHALL PAY TO THE HOLDER AN AMOUNT IN CASH REPRESENTING ALL OUTSTANDING PRINCIPAL AND ACCRUED AND UNPAID INTEREST. THE "MATURITY DATE" SHALL BE DECEMBER __,(1) 2006, AS MAY BE EXTENDED AT THE OPTION OF THE HOLDER (I) IN THE EVENT THAT, AND FOR SO LONG AS, AN EVENT OF DEFAULT (AS DEFINED IN SECTION 4(A)) SHALL HAVE OCCURRED AND BE CONTINUING OR ANY EVENT SHALL HAVE OCCURRED AND BE CONTINUING WHICH WITH THE PASSAGE OF TIME AND THE FAILURE TO CURE WOULD RESULT IN AN EVENT OF DEFAULT AND (II) THROUGH THE DATE THAT IS TEN (10) BUSINESS DAYS AFTER THE CONSUMMATION OF A CHANGE OF CONTROL IN THE EVENT THAT A CHANGE OF CONTROL IS PUBLICLY ANNOUNCED OR A CHANGE OF CONTROL NOTICE (AS DEFINED IN SECTION 5) IS DELIVERED PRIOR TO THE MATURITY DATE.

      11. INTEREST; INTEREST RATE. INTEREST ON THIS NOTE SHALL COMMENCE ACCRUING ON THE ISSUANCE DATE AND SHALL BE COMPUTED ON THE BASIS OF A 365-DAY YEAR AND ACTUAL DAYS ELAPSED AND SHALL BE PAYABLE IN ARREARS ON THE LAST DAY OF EACH CALENDAR QUARTER DURING THE PERIOD BEGINNING ON THE ISSUANCE DATE AND ENDING ON, AND INCLUDING, THE MATURITY DATE (EACH, AN "INTEREST DATE") WITH THE FIRST INTEREST DATE BEING DECEMBER 31, 2005. INTEREST SHALL BE PAYABLE ON EACH INTEREST DATE, TO THE RECORD HOLDER OF THIS NOTE ON THE APPLICABLE INTEREST DATE, IN SHARES OF COMMON STOCK ("INTEREST SHARES"), OR, AT THE OPTION OF THE COMPANY, IN CASH ("CASH INTEREST") OR A COMBINATION THEREOF, PROVIDED THAT THE INTEREST WHICH ACCRUED DURING ANY PERIOD MAY BE PAYABLE AS CASH INTEREST IF, AND ONLY IF, THE COMPANY DELIVERS WRITTEN NOTICE (EACH, AN "INTEREST ELECTION NOTICE") OF SUCH ELECTION TO EACH HOLDER OF THE NOTES ON OR PRIOR TO THE
TWENTIETH (20TH) TRADING DAY PRIOR TO THE INTEREST DATE (EACH, AN "INTEREST NOTICE DUE DATE"). EACH INTEREST ELECTION NOTICE MUST SPECIFY THE AMOUNT OF INTEREST THAT SHALL BE PAID AS CASH INTEREST, IF ANY, AND THE AMOUNT OF INTEREST THAT SHALL BE PAID IN INTEREST SHARES. INTEREST TO BE PAID ON AN INTEREST DATE IN INTEREST SHARES SHALL BE PAID IN A NUMBER OF FULLY PAID AND NON-ASSESSABLE (ROUNDED TO THE NEAREST WHOLE SHARE IN ACCORDANCE WITH SECTION 3(A)) SHARES OF COMMON STOCK EQUAL TO THE QUOTIENT OF (A) THE AMOUNT OF INTEREST PAYABLE ON SUCH INTEREST DATE LESS ANY CASH INTEREST PAID AND (B) THE INTEREST CONVERSION PRICE IN EFFECT ON THE APPLICABLE INTEREST DATE. IF ANY INTEREST SHARES ARE TO BE PAID ON AN INTEREST DATE, THEN THE COMPANY SHALL (X) PROVIDED THAT THE COMPANY'S TRANSFER AGENT (THE "TRANSFER AGENT") IS PARTICIPATING IN, AND THE COMPANY IS SET UP TO TRANSFER SHARES USING, THE DEPOSITORY TRUST COMPANY ("DTC") FAST AUTOMATED SECURITIES TRANSFER PROGRAM, CREDIT SUCH AGGREGATE NUMBER OF INTEREST SHARES TO WHICH THE HOLDER SHALL BE ENTITLED TO THE HOLDER'S OR ITS DESIGNEE'S BALANCE ACCOUNT WITH DTC THROUGH ITS DEPOSIT WITHDRAWAL AGENT COMMISSION SYSTEM, OR (Y) IF THE FOREGOING SHALL NOT APPLY, ISSUE AND DELIVER ON THE APPLICABLE INTEREST DATE, TO THE ADDRESS SET FORTH IN THE REGISTER MAINTAINED BY THE COMPANY FOR SUCH PURPOSE PURSUANT TO THE SECURITIES PURCHASE AGREEMENT OR TO SUCH ADDRESS AS SPECIFIED BY THE HOLDER IN WRITING TO THE COMPANY AT LEAST THREE
____________
(1) Insert date that is 1 day following the fifteen month anniversary of the Issuance Date.

(3) TRADING DAYS PRIOR TO THE APPLICABLE INTEREST DATE, A CERTIFICATE, REGISTERED IN THE NAME OF THE HOLDER OR ITS DESIGNEE, FOR THE NUMBER OF INTEREST SHARES TO WHICH THE HOLDER SHALL BE ENTITLED. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL NOT BE ENTITLED TO PAY INTEREST IN INTEREST SHARES AND SHALL BE REQUIRED TO PAY SUCH INTEREST IN CASH AS CASH INTEREST ON THE APPLICABLE
INTEREST  DATE IF,  UNLESS  CONSENTED  TO IN WRITING BY THE  HOLDER,  DURING THE
PERIOD COMMENCING ON THE APPLICABLE INTEREST NOTICE DUE DATE THROUGH THE APPLICABLE INTEREST DATE THE EQUITY CONDITIONS HAVE NOT BEEN SATISFIED. FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, THE INTEREST RATE SHALL BE INCREASED TO FIFTEEN PERCENT (15%). IN THE EVENT THAT SUCH EVENT OF DEFAULT IS SUBSEQUENTLY CURED, THE ADJUSTMENT REFERRED TO IN THE PRECEDING SENTENCE SHALL CEASE TO BE EFFECTIVE AS OF THE DATE OF SUCH CURE; PROVIDED THAT THE INTEREST AS CALCULATED AT SUCH INCREASED RATE DURING THE CONTINUANCE OF SUCH EVENT OF DEFAULT SHALL CONTINUE TO APPLY TO THE EXTENT RELATING TO THE DAYS AFTER THE OCCURRENCE OF SUCH EVENT OF DEFAULT THROUGH AND INCLUDING THE DATE OF CURE OF SUCH EVENT OF DEFAULT.

      12. CONVERSION OF NOTES. THIS NOTE SHALL BE CONVERTIBLE INTO SHARES OF COMMON STOCK OF THE COMPANY, ON THE TERMS AND CONDITIONS SET FORTH IN THIS
SECTION 3.

            (a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

            (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

                  (i) "Conversion Amount" means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

                  (ii) "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.60, subject to adjustment as provided herein.

            (c) Mechanics of Conversion.

                  (i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the second (2nd) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the third (3rd) Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (X) provided the Transfer Agent is participating in, and the Company is set up to transfer shares using, the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities
Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. Any accrued and unpaid Interest as of the applicable Conversion Date on any Conversion Amount converted hereunder shall be paid to the Holder on the next succeeding Interest Date following such Conversion Date. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than five (5) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                  (ii) Company's Failure to Timely Convert. If within three (3) Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail (a "Conversion Failure") to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the actual sale price of the Common Stock at the time of the sale (excluding brokerage commissions, if any) giving rise to the Buy-In purchase obligation.

                  (iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

                  (iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

            (d) Limitations on Conversions. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon
(A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-KSB, Form 10-K, Form 10-QSB, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

            (e) Mandatory Conversion. If at any time from and after the Issuance
Date, (i) the Weighted Average Price of the Common Stock exceeds 175% of the Conversion Price on the Issuance Date (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Subscription Date) for any ten (10) consecutive Trading Days following the Issuance Date (the "Mandatory Conversion Measuring Period") and (ii) the Equity Conditions shall have been satisfied (or waived in writing by the Holder) from and including the Mandatory Conversion Notice Date (as defined below) through and including the Mandatory Conversion Date (as defined below) , the Company shall have the right to require the Holder to convert up to all of the Conversion Amount then remaining under this Note into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 3(c) hereof at the Conversion Rate as of the Mandatory Conversion Date (as defined below) (a "Mandatory Conversion"). The Company may exercise its right to require conversion under this Section 3(e) by delivering within not more than five (5) Trading Days following the end of such Mandatory Conversion Measuring Period a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes and the Transfer Agent (the "Mandatory Conversion Notice" and the date all of the holders received such notice by facsimile is referred to as the "Mandatory Conversion Notice Date"). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (x) the Trading Day selected for the Mandatory Conversion, which Trading Day shall be at least three (3) Trading Days but not more than sixty (60) Trading Days following the Mandatory Conversion Notice Date (the "Mandatory Conversion Date"), (y) the aggregate Conversion Amount of this Note and all of the Notes subject to mandatory conversion from the Holder and all of the holders of the Notes pursuant to this Section 3(e) (and analogous provisions under the Other Notes), and (z) the number of shares of Common Stock to be issued to such Holder on the Mandatory Conversion Date.

      2. Pro Rata Conversion Requirement. If the Company elects to cause a conversion of any Conversion Amount of this Note pursuant to Section 3(e), then it must simultaneously take the same action in the same proportion with respect to the Other Notes. All Conversion Amounts converted by the Holder after the Mandatory Conversion Notice Date shall reduce the Conversion Amount of this Note required to be converted on the Mandatory Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 3(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.

      13. RIGHTS UPON EVENT OF DEFAULT.

            (a) Event of Default. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without notice, application or motion to, hearing before, or order of the Bankruptcy Court or any notice to the Company, the occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                  (i) the failure of any shares of Common Stock issued or issuable upon conversion or issued as Interest Shares to be freely transferable and eligible for sale without restriction either (A) without the need for registration under any applicable federal or state securities laws or (B) pursuant to an effective registration statement after such time that the Company is obligated pursuant to the Transaction Documents to file and obtain effectiveness of such registration statement, which failure continues for a period of ten (10) consecutive Trading Days or for an aggregate of thirty (30) days in any 365-day period; (ii) the suspension from trading or failure of the Common Stock to be listed or quoted on the Principal Market or on an Eligible
Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

                  (iii) the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

                  (iv) at any time following the tenth (10th) consecutive Business Day that the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

                  (v) the Company's failure to pay to the Holder any amount of Principal, Interest or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, (A) in the case of a failure to pay Interest when and as due, in which case only if such failure continues for a period of at least three (3) Business Days and (B) in the case of a failure to pay Registration Delay Payments or a Buy-In Price when and as due, in which case only after the Company receives notice from the Holder or, with respect to Registration Delay Payments, any other holder of Notes of such failure and the failure continues for a period of at least five (5) Business Days;

                  (vi) any default (after the expiration of any applicable cure period relating thereto) under, redemption of or acceleration prior to maturity of any Indebtedness (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) in an aggregate principal amount exceeding $200,000, other than with respect to any Other Notes and other than with respect to existing payment defaults under a registration rights agreement to which the Company is a party for which claims have already been asserted against the Company in its Chapter 11 Case;

                  (vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of the Bankruptcy Code or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due; provided, however, that the foregoing shall not apply to the Company's Chapter 11 Case;

                  (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries; provided, however, that the foregoing shall not apply to the Company's Chapter 11 Case;

                  (ix) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment; provided that no payments made on account of allowed claims pursuant to the terms of the reorganization plan and confirmation order entered by the Bankruptcy Court relating to the Company's Chapter 11 Case shall constitute an Event of Default;

                  (x) the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days following the earlier of (A) the day on which the Company becomes, or should have become, aware of such breach and (B) the day on which the Company receives written notice of such breach from the Holder or any holder of Other Notes;

                  (xi) any  breach or  failure  in any  respect  to comply  with
Section 15 of this Note except, in the case of a breach which is curable, only if such breach continues for a period of at least ten (10) Business Days;

                  (xii) the occurrence of any of the following in Company's Chapter 11 Case:

                          (1) after  the  entry  of  the   order  approving  the
issuance  of the Notes and  Warrants  pursuant  to the terms of the  Transaction
Documents (the "Approval Order"), the bringing of a motion or taking of any other action by the Company to obtain additional financing under Section 364(c) or (d) of the Bankruptcy Code not otherwise permitted pursuant to the Transaction Documents;

                          (2)  the  prosecution  of any  plan of  reorganization
or any direct or indirect amendment to such plan by the Company that does not provide for the issuance of the Common Stock to be delivered upon conversion of the Notes and exercise of the Warrants;

                          (3) the  entry  of  an  order  staying,  reversing  or
vacating the Transaction Documents or the Approval Order, without the written consent of the Required Holders;

                          (4) the  entry  of an  order amending,  supplementing,
modifying the Transaction Documents or the Approval Order, without the written consent of the Required Holders or the filing of a motion for reconsideration by the Company with respect to the Approval Order;

                          (5) the  statutory  committee  of  unsecured creditors
or any other party or entity shall prevail on a motion, pleading, complaint or action against any holder of Notes or otherwise prevail on an objection to any such holder's claims or prevail on any similar pleading which seeks to affect any such holder's claims;

                          (6) the appointment of an interim or permanent trustee
in the Company's Chapter 11 Case or the appointment of a receiver or an examiner with expanded powers beyond those set forth under Sections 1106(a)(3) and (4) of the Bankruptcy Code to operate or manage the financial affairs, the business, or reorganization of the Company;

                          (7) the  dismissal of the  Company's  Chapter 11 Case,
or the conversion of such case from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code, or the Company shall file a motion or other pleading seeking such conversion or dismissal of its Chapter 11 Case under Section 1112 of the Bankruptcy Code or otherwise;

                          (8) the  entry of an order in the Company's Chapter 11
Case avoiding or requiring repayment of any portion of the payments made on account of the Principal and Interest owing under the Notes;

                          (9)  the  failure  of  the  Company  to perform any of
its obligations under the Approval Order;

                          (10) the entry of an order in the Company's Chapter 11
Case granting any other superpriority administrative claim equal or superior to that granted to the holders of Notes, without the written consent of the Required Holders; or

                          (11) the   Bankruptcy   Court  order   confirming  the
Company's plan of reorganization shall not have become a final order on or before November 30, 2005; provided such date shall be extended to the extent the delay is due to extensions granted or caused by the Bankruptcy Court (other than extensions requested by the Company); provided, further, that the parties may agree to extend the November 30, 2005 deadline, or

                  (xiii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

            (b) Redemption Right. Promptly after the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an "Event of Default Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the sum of (i) the amount of the accrued and unpaid Interest on the Conversion Amount to be redeemed and (ii) the greater of
(x) the product of (1) the Conversion Amount to be redeemed and (2) the Redemption Premium and (y) the product of (1) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (2) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the "Event of Default Redemption Price"); provided, however, that the Holder shall only be entitled to receive an Event of Default Redemption Price equal to clause (y) above to the extent that because of the Event of Default the Holder is unable to convert this
Note into Common Stock (including as a result of the Company's failure to honor Conversion Notices delivered pursuant to Section 3(c)) or to immediately trade shares of Common Stock pursuant to conversion of this Note. Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12.

      14. RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

            (a) Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction (such satisfaction and approval not to be unreasonably withheld), including agreements to deliver to each holder of Notes in exchange for such Notes a security of the

Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any
Fundamental  Transaction,   the  Successor  Entity  shall  succeed  to,  and  be
substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

            (b) Redemption Right. No sooner than fifteen (15) Business Days nor later than ten (10) Business Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control and ending ten (10) days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("Change of Control Redemption Notice"); to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to the sum of (i) the amount of the accrued and unpaid Interest on the Conversion Amount being redeemed and (ii) 125% of the Conversion Amount being redeemed (the "Change of Control Redemption Price"). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to shareholders in connection with a Change of Control.

      15. RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

            (a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            (b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

      16. RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

            (a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Securities) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided, however, that in connection with any Dilutive Issuance after the twelve (12) month anniversary of the Issuance Date, if the Company uses all of the proceeds from such Dilutive Issuance to redeem the entire remaining outstanding aggregate Principal amount (plus accrued and unpaid Interest thereon) of the Notes, then the Holder of this Note shall not receive an adjustment to the Conversion Price as provided in this Section. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

                  (i) Issuance of Options. If the Company in any manner grants or sells any Options (other than any Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (other than Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the "price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options (other than Excluded Securities), the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities (other than Excluded Securities) are convertible into or exchangeable or exercisable for Common Stock is changed, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                  (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                  (v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

            (c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

      17. COMPANY'S RIGHT OF OPTIONAL REDEMPTION.

            (a) Optional Redemption. At any time from and after the Issuance Date and prior to the Maturity Date, so long as the Equity Conditions shall have been satisfied or waived in writing by the Holder from and including the Optional Redemption Notice Date (as defined below) through and including the Optional Redemption Date (as defined below), the Company shall have the right to redeem all or any portion of the Conversion Amount then remaining under this Note as designated in the Optional Redemption Notice, as of the Optional Redemption Date (an "Optional Redemption"). The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to 110% of the Conversion Amount being redeemed plus any accrued and unpaid Interest thereon (the "Optional Redemption Price" and, collectively, with the Event of Default Redemption Price and the Change of Control Redemption Price, the "Redemption Prices" and, each, a "Redemption Price") on the Optional Redemption Date (as defined below). The Company may exercise its right to require redemption under this Section 8(a) by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes and the Transfer Agent (the "Optional
Redemption Notice" and the date all of the holders received such notice is referred to as the "Optional Redemption Notice Date"). The Company may deliver up to two (2) Optional Redemption Notices hereunder and each such Optional Redemption Notice shall be irrevocable. The Optional Redemption Notice shall state (i) the date on which the Optional Redemption shall occur (the "Optional Redemption Date") which date shall be not less than thirty (30) days nor more than sixty (60) days after the Optional Redemption Notice Date, and (ii) the aggregate Conversion Amount of the Notes which the Company has elected to be subject to Optional Redemption from all of the holders of the Notes pursuant to this Section 8 (and analogous provisions under the Other Notes) on the Optional Redemption Date. In order to elect an Optional Redemption, the Company shall be required to deposit, on the Optional Redemption Notice Date, an amount equal to the aggregate Optional Redemption Price to be paid on the Optional Redemption Date (the "Escrow Funds") into (A) a client trust account with the Company's counsel with irrevocable written instructions to such counsel to remit payment of the Escrow Funds in accordance with the terms of this Section 8 to the Holder on the applicable Optional Redemption Date or (B) an escrow account satisfactory to the Holder with an escrow agent satisfactory to the Holder; provided that no part of the Escrow Funds shall come from any monies obtained by the Company from any arrangement with a third party insurer pursuant to which such third party insurer agrees to pay all or any portion of the aggregate Optional Redemption Price due on the Optional Redemption Date in exchange for shares of Common Stock of the Company. All Conversion Amounts converted by the Holder after the Optional Redemption Notice Date (the "Converted Redemption Amount") shall reduce the Conversion Amount of this Note required to be redeemed on the Optional Redemption Date. On the Optional Redemption Date, the Escrow Funds shall be paid to the Holder; provided that the portion of the Escrow Funds equal to the Converted Redemption Amount, if any, shall be released to the Company. Redemptions made pursuant to this Section 8 shall be made in accordance with
Section 12.

            (b) Pro Rata Redemption Requirement. If the Company elects to cause a Optional Redemption pursuant to Section 8(a), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause an Optional Redemption pursuant to Section 8(a) (or similar provisions under the Other Notes) with respect to less than all of the Conversion Amounts of the Notes then outstanding, then the Company shall require redemption of a Conversion Amount from each of the holders of the Notes equal to the product of
(i) the aggregate Conversion Amount of Notes which the Company has elected to cause to be redeemed pursuant to Section 8(a), multiplied by (ii) the fraction, the numerator of which is the sum of the aggregate Original Principal Amount of the Notes purchased by such holder and the denominator of which is the sum of the aggregate Original Principal Amount of the Notes purchased by all holders (such fraction with respect to each holder is referred to as its "Redemption Allocation Percentage", and such amount with respect to each holder is referred to as its "Pro Rata Redemption Amount"). In the event that the initial holder of any Notes shall sell or otherwise transfer any of such holder's Notes, the transferee shall be allocated a pro rata portion of such holder's Redemption Allocation Percentage and Pro Rata Redemption Amount.

      18. SUPERPRIORITY CLAIM. THE COMPANY'S OBLIGATIONS TO THE HOLDER UNDER THIS NOTE (AND THE HOLDERS OF THE OTHER NOTES) SHALL CONSTITUTE ALLOWED SUPERPRIORITY ADMINISTRATIVE EXPENSE CLAIMS PURSUANT TO SECTION 364(C)(1) OF THE BANKRUPTCY CODE (THE "SUPERPRIORITY CLAIMS"), HAVING PRIORITY OVER ALL OTHER COSTS AND EXPENSES OF ADMINISTRATION OF ANY KIND, INCLUDING THOSE SPECIFIED IN, OR ORDERED PURSUANT TO, SECTIONS 105, 326, 328, 330, 331, 363, 364, 503, 506,
507, 546, 726, 1113 OR 1114 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE OR OTHERWISE (WHETHER INCURRED IN THE COMPANY'S CHAPTER 11 CASE OR ANY SUCCESSOR CASE UNDER ANY CHAPTER OF THE BANKRUPTCY CODE), AND SHALL AT ALL TIMES BE SENIOR TO THE RIGHTS OF THE COMPANY OR ANY DOMESTIC OR FOREIGN SUBSIDIARY OR AFFILIATE OF THE COMPANY, ANY SUCCESSOR TRUSTEE OR ESTATE REPRESENTATIVE, OR ANY OTHER CREDITOR OR PARTY IN INTEREST IN THE CHAPTER 11 CASE OR ANY SUCCESSOR CASE. NO COST OR EXPENSE OF ADMINISTRATION UNDER ANY PROVISION OF THE BANKRUPTCY CODE, INCLUDING, BUT NOT LIMITED TO, SECTIONS 105, 326, 328, 330, 331, 363, 364, 503,
506, 507, 546, 726, 1113 OR 1114 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE OR OTHERWISE (WHETHER INCURRED IN THE COMPANY'S CHAPTER 11 CASE OR ANY SUCCESSOR

CASE UNDER ANY CHAPTER OF THE BANKRUPTCY CODE), SHALL BE SENIOR TO, EQUAL TO, OR PARI PASSU WITH, THE ALLOWED SUPERPRIORITY CLAIMS GRANTED THE HOLDERS OF THE NOTES HEREUNDER. THE ALLOWED SUPERPRIORITY CLAIM GRANTED THE HOLDER AND THE HOLDER OF THE OTHER NOTES HEREUNDER SHALL CONTINUE IN THE COMPANY'S CHAPTER 11 CASE AND IN ANY SUCCESSOR CASE UNDER ANY CHAPTER OF THE BANKRUPTCY CODE, AND SHALL MAINTAIN THEIR PRIORITY UNTIL ALL OF THE AGGREGATE OUTSTANDING PRINCIPAL AND UNPAID AND ACCRUED INTEREST OWING UNDER THE NOTES HAS BEEN INDEFEASIBLY PAID IN FULL AND THE NOTES HAVE BEEN CANCELLED. NOTWITHSTANDING THE FOREGOING AND SOLELY UPON AND IN CONNECTION WITH THE OCCURRENCE OF SUBSTANTIAL CONSUMMATION (AS THAT TERM IS DEFINED IN SECTION 1101 OF THE BANKRUPTCY CODE) OF THE
COMPANY'S CHAPTER 11 REORGANIZATION PLAN, THE ALLOWED SUPERPRIORITY CLAIMS GRANTED THE HOLDERS OF THE NOTES HEREUNDER SHALL BE SUBORDINATED TO PAYMENT BY THE COMPANY OF THE FOLLOWING CARVE OUT EXPENSES IN THE FOLLOWING PRIORITY AND NOT TO EXCEED A TOTAL OF TWO MILLION THIRTY-EIGHT THOUSAND FIVE HUNDRED SEVENTY-TWO DOLLARS AND TWO CENTS ($2,038,572.02): (A) STATUTORY FEES PAYABLE TO THE UNITED STATES TRUSTEE PURSUANT TO 28 U.S.C. SECTION 1930; (B) FEES PAYABLE TO THE CLERK OF THE COURT; AND (C) THE (I) UNPAID FEES AND EXPENSES ACTUALLY INCURRED ON OR AFTER THE PETITION DATE AND APPROVED BY A FINAL ORDER OF THE
BANKRUPTCY  COURT BY  PROFESSIONALS  RETAINED  UNDER  SECTION 327 OR 1103 OF THE
BANKRUPTCY CODE BY THE COMPANY OR THE STATUTORY COMMITTEE OF UNSECURED CREDITORS' AND (II) ALLOWED CLASS 2-A UNSECURED CLAIMS; PROVIDED, HOWEVER, THAT THE AMOUNT PAYABLE TO ANY PERSON OR ENTITY PURSUANT TO SUBCLAUSE (C)(I) OR (II) SHALL IN NO EVENT EXCEED THE AMOUNT LISTED ON SCHEDULE 3(CC) TO THE SECURITIES PURCHASE AGREEMENT WITH RESPECT TO SUCH PERSON OR ENTITY.

      19. NONCIRCUMVENTION. THE COMPANY HEREBY COVENANTS AND AGREES THAT THE COMPANY WILL NOT, BY AMENDMENT OF ITS ARTICLES OF INCORPORATION, BYLAWS OR THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, SCHEME OF ARRANGEMENT, DISSOLUTION, ISSUE OR SALE OF SECURITIES, OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS OF THIS NOTE, AND WILL AT ALL TIMES IN GOOD FAITH CARRY OUT ALL OF THE PROVISIONS OF THIS NOTE AND TAKE ALL ACTION AS MAY BE REQUIRED TO PROTECT THE RIGHTS OF THE HOLDER OF THIS NOTE.

      20. RESERVATION OF AUTHORIZED SHARES.

            (a) Reservation. The Company initially shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved of the previous sentence (without regard to any limitations on conversions) (the "Required Reserve Amount"). The initial number of shares of

Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the "Authorized Share Allocation"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

            (b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall obtain stockholder approval for an increase in the number of authorized shares of Common Stock. In connection with obtaining such approval, the Company shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

      21. HOLDER'S REDEMPTIONS.

            (a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with
Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company's receipt of such notice otherwise. The Company shall deliver the Optional Redemption Price to the Holder on the Optional Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company's receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount and (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount.

            (b) Redemption by Other Holders. Upon the Company's receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an "Other Redemption Notice"), the Company shall, as soon as practicable, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the period beginning on and including the date which is three Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

      22. RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. UNTIL ALL OF THE NOTES HAVE BEEN CONVERTED, REDEEMED OR OTHERWISE SATISFIED IN ACCORDANCE WITH THEIR TERMS, THE COMPANY SHALL NOT, DIRECTLY OR INDIRECTLY, REDEEM, REPURCHASE OR DECLARE OR PAY ANY CASH DIVIDEND OR DISTRIBUTION ON ITS CAPITAL STOCK WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE REQUIRED HOLDERS.

      23. VOTING RIGHTS. THE HOLDER SHALL HAVE NO VOTING RIGHTS AS THE HOLDER OF THIS NOTE, EXCEPT AS REQUIRED BY LAW, INCLUDING BUT NOT LIMITED TO THE GENERAL CORPORATION LAW OF NEVADA, AND AS EXPRESSLY PROVIDED IN THIS NOTE.

      24. COVENANTS.

            (a) Rank. All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be constitute Superpriority Claims senior to all other Indebtedness of the Company and its Subsidiaries. Notwithstanding the foregoing and solely upon and in connection with the occurrence of substantial consummation (as that term is defined in Section 1101 of the Bankruptcy Code) of the Company's Chapter 11 reorganization plan, the allowed Superpriority Claims granted the holders of the Notes hereunder shall be subordinated to payment by the Company of the following Carve Out Expenses in the following priority and not to exceed a total of two million thirty-eight thousand five hundred seventy-two dollars and two cents ($2,038,572.02): (a) statutory fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930; (b) fees payable to the Clerk of the Court; and (c) the (i) unpaid fees and expenses actually incurred on or after the Petition Date and approved by a final order of the Bankruptcy Court by professionals retained under Section 327 or 1103 of the Bankruptcy Code by the Company or the statutory committee of unsecured creditors' and (ii) allowed class 2-A unsecured claims; provided, however, that the amount payable to any person or entity pursuant to subclause (c)(i) or (ii) shall in no event exceed the amount listed on Schedule 3(cc) to the Securities Purchase Agreement with respect to such person or entity.

            (b) Incurrence of Indebtedness. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the Other Notes and (ii) Permitted Indebtedness.

            (c) Existence of Liens. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, "Liens") other than Permitted Liens.

            (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.


      25. PARTICIPATION. THE HOLDER, AS THE HOLDER OF THIS NOTE, SHALL BE ENTITLED TO SUCH DIVIDENDS PAID AND DISTRIBUTIONS MADE TO THE HOLDERS OF COMMON STOCK TO THE SAME EXTENT AS IF THE HOLDER HAD CONVERTED THIS NOTE INTO COMMON STOCK (WITHOUT REGARD TO ANY LIMITATIONS ON CONVERSION HEREIN OR ELSEWHERE) AND HAD HELD SUCH SHARES OF COMMON STOCK ON THE RECORD DATE FOR SUCH DIVIDENDS AND DISTRIBUTIONS. PAYMENTS UNDER THE PRECEDING SENTENCE SHALL BE MADE CONCURRENTLY WITH THE DIVIDEND OR DISTRIBUTION TO THE HOLDERS OF COMMON STOCK

      26. VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. THE AFFIRMATIVE VOTE AT A MEETING DULY CALLED FOR SUCH PURPOSE OR THE WRITTEN CONSENT WITHOUT A MEETING OF THE REQUIRED HOLDERS SHALL BE REQUIRED FOR ANY CHANGE OR AMENDMENT TO THIS NOTE OR THE OTHER NOTES.

      27. TRANSFER. THIS NOTE MAY BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY, SUBJECT ONLY TO THE PROVISIONS OF
SECTION 2(F) OF THE SECURITIES PURCHASE AGREEMENT.

      28. REISSUANCE OF THIS NOTE.

            (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with
Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 19(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

            (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.

            (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

            (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest on the Principal and Interest of this Note, from the Issuance Date.

      29. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. THE REMEDIES PROVIDED IN THIS NOTE SHALL BE CUMULATIVE AND IN ADDITION TO ALL OTHER REMEDIES AVAILABLE UNDER THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS AT LAW OR IN EQUITY (INCLUDING A DECREE OF SPECIFIC PERFORMANCE AND/OR OTHER INJUNCTIVE RELIEF), AND NOTHING HEREIN SHALL LIMIT THE HOLDER'S RIGHT TO PURSUE ACTUAL AND CONSEQUENTIAL DAMAGES FOR ANY FAILURE BY THE COMPANY TO COMPLY WITH THE TERMS OF THIS NOTE. AMOUNTS SET FORTH OR PROVIDED FOR HEREIN WITH RESPECT TO PAYMENTS, CONVERSION AND THE LIKE (AND THE COMPUTATION THEREOF) SHALL BE THE AMOUNTS TO BE RECEIVED BY THE HOLDER AND SHALL NOT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, BE SUBJECT TO ANY OTHER OBLIGATION OF THE COMPANY (OR THE PERFORMANCE THEREOF). THE COMPANY ACKNOWLEDGES THAT A BREACH BY IT OF ITS OBLIGATIONS HEREUNDER WILL CAUSE IRREPARABLE HARM TO THE HOLDER AND THAT THE REMEDY AT LAW FOR ANY SUCH BREACH MAY BE INADEQUATE. THE COMPANY THEREFORE AGREES THAT, IN THE EVENT OF ANY SUCH BREACH OR THREATENED BREACH, THE HOLDER SHALL BE ENTITLED, IN ADDITION TO ALL OTHER AVAILABLE REMEDIES, TO AN INJUNCTION RESTRAINING ANY BREACH, WITHOUT THE NECESSITY OF SHOWING ECONOMIC LOSS AND WITHOUT ANY BOND OR OTHER SECURITY BEING REQUIRED.

      30. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. IF (A) THIS NOTE IS PLACED IN THE HANDS OF AN ATTORNEY FOR COLLECTION OR ENFORCEMENT OR IS COLLECTED OR ENFORCED THROUGH ANY LEGAL PROCEEDING OR THE HOLDER OTHERWISE TAKES ACTION TO COLLECT AMOUNTS DUE UNDER THIS NOTE OR TO ENFORCE THE PROVISIONS OF THIS NOTE OR (B) THERE OCCURS ANY BANKRUPTCY, REORGANIZATION, RECEIVERSHIP OF THE COMPANY OR OTHER PROCEEDINGS AFFECTING COMPANY CREDITORS' RIGHTS AND INVOLVING A CLAIM UNDER THIS NOTE (OTHER THAN THE COMPANY'S CHAPTER 11 CASE), THEN THE COMPANY SHALL PAY THE COSTS INCURRED BY THE HOLDER FOR SUCH COLLECTION, ENFORCEMENT OR ACTION OR IN CONNECTION WITH SUCH BANKRUPTCY, REORGANIZATION, RECEIVERSHIP OR OTHER PROCEEDING, INCLUDING, BUT NOT LIMITED TO, ATTORNEYS' FEES AND DISBURSEMENTS.

      31. CONSTRUCTION; HEADINGS. THIS NOTE SHALL BE DEEMED TO BE JOINTLY DRAFTED BY THE COMPANY AND ALL THE PURCHASERS (AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT) AND SHALL NOT BE CONSTRUED AGAINST ANY PERSON AS THE DRAFTER HEREOF. THE HEADINGS OF THIS NOTE ARE FOR CONVENIENCE OF REFERENCE AND SHALL NOT FORM PART OF, OR AFFECT THE INTERPRETATION OF, THIS NOTE.

      32. FAILURE OR INDULGENCE NOT WAIVER. NO FAILURE OR DELAY ON THE PART OF THE HOLDER IN THE EXERCISE OF ANY POWER, RIGHT OR PRIVILEGE HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH POWER, RIGHT OR PRIVILEGE PRECLUDE OTHER OR FURTHER EXERCISE THEREOF OR OF ANY OTHER RIGHT, POWER OR PRIVILEGE.

      33. DISPUTE RESOLUTION. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE CLOSING BID PRICE, THE CLOSING SALE PRICE OR THE WEIGHTED AVERAGE PRICE OR THE ARITHMETIC CALCULATION OF THE CONVERSION RATE OR THE REDEMPTION PRICE, THE COMPANY SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS VIA FACSIMILE WITHIN TWO (2) BUSINESS DAYS OF RECEIPT OF THE CONVERSION NOTICE OR REDEMPTION NOTICE OR OTHER EVENT GIVING RISE TO SUCH DISPUTE, AS THE CASE MAY BE, TO THE HOLDER. IF THE HOLDER AND THE COMPANY ARE UNABLE TO AGREE UPON SUCH DETERMINATION OR CALCULATION WITHIN ONE (1) BUSINESS DAY OF SUCH DISPUTED DETERMINATION OR ARITHMETIC CALCULATION BEING SUBMITTED TO THE HOLDER, THEN THE COMPANY SHALL, WITHIN TWO (2) BUSINESS DAYS SUBMIT VIA FACSIMILE (A) THE

DISPUTED DETERMINATION OF THE CLOSING BID PRICE, THE CLOSING SALE PRICE OR THE WEIGHTED AVERAGE PRICE TO AN INDEPENDENT, REPUTABLE INVESTMENT BANK SELECTED BY THE COMPANY AND APPROVED BY THE HOLDER OR (B) THE DISPUTED ARITHMETIC
CALCULATION OF THE CONVERSION RATE OR THE REDEMPTION PRICE TO THE COMPANY'S INDEPENDENT, OUTSIDE ACCOUNTANT. THE COMPANY, AT THE COMPANY'S EXPENSE, SHALL CAUSE THE INVESTMENT BANK OR THE ACCOUNTANT, AS THE CASE MAY BE, TO PERFORM THE DETERMINATIONS OR CALCULATIONS AND NOTIFY THE COMPANY AND THE HOLDER OF THE RESULTS NO LATER THAN FIVE (5) BUSINESS DAYS FROM THE TIME SUCH INVESTMENT BANK OR ACCOUNTANT RECEIVES THE DISPUTED DETERMINATIONS OR CALCULATIONS. SUCH INVESTMENT BANK'S OR ACCOUNTANT'S DETERMINATION OR CALCULATION, AS THE CASE MAY BE, SHALL BE BINDING UPON ALL PARTIES ABSENT DEMONSTRABLE ERROR.

      34. NOTICES; PAYMENTS.

            (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) as soon as practicable upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

            (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.

      35. CANCELLATION. AFTER ALL PRINCIPAL, ACCRUED INTEREST AND OTHER AMOUNTS AT ANY TIME OWED ON THIS NOTE HAS BEEN PAID IN FULL, THIS NOTE SHALL AUTOMATICALLY BE DEEMED CANCELED, SHALL BE SURRENDERED TO THE COMPANY FOR CANCELLATION AND SHALL NOT BE REISSUED.

      36. WAIVER OF NOTICE. TO THE EXTENT PERMITTED BY LAW, THE COMPANY HEREBY WAIVES DEMAND, NOTICE, PROTEST AND ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE AND THE SECURITIES PURCHASE AGREEMENT.

      37. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS NOTE SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK.

      38. CERTAIN DEFINITIONS. FOR PURPOSES OF THIS NOTE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

            (a) "6% Convertible Debentures" means the 6% secured convertible debentures due August 17, 2007 issued by the Company.

            (b) "Approved Stock Plan" means any stock benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, consultant or director for services provided to the Company.

            (c) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as amended.


            (d) "Bankruptcy Court" means the United States Bankruptcy Court for the Central District of California, Santa Ana Division.

            (e) "Bloomberg" means Bloomberg Financial Markets.

            (f) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (g) "Calendar Quarter" means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

            (h) "Change of Control" means any Fundamental Transaction other than
(A) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

            (i) "Chapter 11 Case" means the Company's case under chapter 11 of the Bankruptcy Code, captioned In re Composite Technology Corporation, Case No. SA 05-13107, pending in the United States Bankruptcy Court for the Central District of California, Santa Ana Division.

            (j) "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

            (k) "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

            (l) "Common Stock" means the shares of common stock, par value $0.001 per share, of the Company.

            (m) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

            (n) "Eligible Market" means The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market.

            (o) "Equity Conditions" means: (i) on each day during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination (the "Equity Conditions Measuring Period"), all shares of Common Stock issuable upon conversion of the Notes or issuable as payment of Principal or Interest hereunder shall be freely transferable and eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws including, but not limited to, section 1145 of the Bankruptcy Code; provided, that in the event that any such shares are not freely transferable and eligible for sale without restriction pursuant to section 1145 of the Bankruptcy Code, the Company, within five (5) Business Days of the determination upon the effective date of the plan of reorganization with respect to the Company's Chapter 11 Case that any such shares are not freely transferable, shall enter into the Registration Rights Agreement (as defined in the Securities Purchase Agreement) for the registration of any such shares, and a Registration Statement (as defined in the Registration Rights Agreement) shall have been filed in accordance with the Registration Rights Agreement and shall have become effective and available for the resale of any such shares of Common Stock in accordance with the terms of such agreement; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or an Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the Equity Conditions Measuring Period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered Conversion Shares upon conversion of the Notes and shares of Common Stock upon exercise of the Warrants to the holders on a timely basis as set forth in
Section  2(c)(ii)  hereof (and analogous  provisions  under the Other Notes) and
Section 2(a) of the Warrants; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market or any applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) any Registration Statement required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining registrable securities not otherwise freely transferable pursuant to section 1145 of the Bankruptcy Code in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Notes and shares of Common Stock issuable upon exercise of the Warrants or issuable as payment of Principal or Interest hereunder not to be eligible for sale without restriction pursuant to Rule 144(k), any applicable state securities laws or section 1145 of the Bankruptcy Code; and (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document.

            (p) "Excluded Securities" means any Common Stock, Option or Convertible Securities issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes or the exercise of the Warrants;
(iii) in connection with the payment of any Interest Shares on the Notes; (iv) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of an amount equal to 300% of the aggregate principal amount outstanding under the Notes (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines"); (v) in such amounts and to such recipients set forth in Schedule 29(p); provided that such Schedule 29(p) is not amended, modified or changed on or after the Subscription Date; and
(vi) upon exercise of or conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date (the "Existing Options and Convertible Securities"), provided that the terms of such Existing Options and Convertible Securities are not amended, modified or changed on or after the Subscription Date; provided, further, that any issuance of shares of Common Stock, upon conversion or exercise of, or as payment of principal or interest on, any such Existing Options and Convertible Securities calculated using a variable conversion or exercise price, as applicable, that is below the Conversion Price in effect at the time of such issuance, shall be deemed a Dilutive Issuance with respect to such particular issuance, shall be subject to the provisions of Section 7(a) and shall not be considered an issuance of Excluded Securities.

            (q) "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Common Stock or the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) or (v) reorganize, recapitalize or reclassify its Common Stock (other than a reverse of forward stock split).

            (r)  "GAAP"  means  United  States  generally  accepted   accounting
principles, consistently applied.

            (s) "Interest Conversion Price" means, with respect to any Interest Date, that price which shall be computed as 93% of the arithmetic average of the Weighted Average Price of the Common Shares on each of the twenty (20) consecutive Trading Days ending on the Trading Day immediately preceding the applicable Interest Date (each, an "Interest Measuring Period"). All such determinations to be appropriately adjusted for any share split, share dividend, share combination or other similar transaction during such period.

            (t) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            (u) "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

            (v) "Permitted Indebtedness" means (i) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of six percent (6.0%) per annum (ii) Indebtedness evidenced by the 6% Convertible Debentures, (iii) Indebtedness secured by Permitted Liens, (iv) Indebtedness to trade creditors incurred in the ordinary course of business, and (v) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

            (w) "Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (viii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix).

            (x) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

            (y) "Principal Market" means the OTC Bulletin Board.

            (z) "Redemption Premium" means (i) in the case of the Events of Default described in Section 4(a)(i) - (vi), (x) - (xi), (xii) and (xiii), 125% or (ii) in the case of the Events of Default described in Section 4(a)(vii) -
(viii) and (xii), 100%.

            (aa) "Required  Holders" means the holders of Notes  representing at
least  a  majority  of  the  aggregate   principal  amount  of  the  Notes  then
outstanding.

            (bb)  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

            (cc) "Securities Purchase Agreement" means that certain securities purchase agreement dated the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

            (dd) "Subscription Date" means September 23, 2005.

            (ee) "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

            (ff) "Trading Day" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that "Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

            (gg) "Transaction Documents" has the meaning ascribed to such term in the Securities Purchase Agreement.

            (hh) "Warrants" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

            (ii) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


                                                COMPOSITE TECHNOLOGY CORPORATION

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT I

                        COMPOSITE TECHNOLOGY CORPORATION
                                CONVERSION NOTICE

Reference is made to the Senior Convertible Note (the "Note") issued to the undersigned by Composite Technology Corporation (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock (as defined in the Note), as of the date specified below.

Date of Conversion:_____________________________________________________________

Aggregate Conversion Amount to be converted:____________________________________

Please confirm the following information:_______________________________________

Conversion Price:_______________________________________________________________

Number of shares of Common Stock to be issued:__________________________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:_______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

Facsimile Number:_______________________________________________________________

Authorization:__________________________________________________________________

By:_____________________________________________________________________________

   Title:_______________________________________________________________________

Dated:__________________________________________________________________________

   Account Number:______________________________________________________________
   (if electronic book entry transfer)

   Transaction Code Number:_____________________________________________________
   (if electronic book entry transfer)

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Conversion Notice and hereby directs [Insert Name of Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated September __, 2005 from the Company and acknowledged and agreed to by [Insert Name of Transfer Agent].

                                              COMPOSITE TECHNOLOGY CORPORATION

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                [FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) UNLESS ISSUED PURSUANT TO SECTION 1145 OF TITLE 11 OF THE UNITED STATES CODE, U.S.C. ss.ss. 101-1330, AS AMENDED, (II) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                        COMPOSITE TECHNOLOGY CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: _______
Number of Shares of Common Stock:_____________
Date of Issuance: September ___, 2005 ("Issuance Date")

      Composite Technology Corporation, a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYERS], the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the date hereof, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), ______________ (_____________)(2) fully paid nonassessable shares of Common Stock (as defined below) (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is one of the Warrants to purchase Common Stock (the "SPA Warrants") issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of September __, 2005 (the "Subscription Date"), by and among the Company and the investors (the "Buyers") referred to therein (the "Securities Purchase Agreement").

_____________
(2) There will be two tranches of Warrants, each of which will be issued both exercisable for the same number of Warrant Shares. One such Warrant will have an exercise price equal to 125% of the Conversion Price (as defined in the Notes) and the other with an exercise price equal to 115% of the Conversion Price. For each tranche of Warrants, insert number of shares equal to (x) 15% of the principal amount of Notes issued to the Holder pursuant to the Securities Purchase Agreement divided by (y) the Conversion Price. All other terms will be the same.

      39. EXERCISE OF WARRANT.

            (i) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section
1(f)), this Warrant may be exercised by the Holder on any day on or after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the "Exercise Delivery Documents"), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the "Share Delivery Date"), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

                  (ii) Exercise Price. For purposes of this Warrant, "Exercise Price" means $[ ],(3) subject to adjustment as provided herein.

                  (iii) Company's Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company's share register or to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, then, in addition to all other remedies available to the Holder, and on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the actual sale price at the time of the sale (excluding brokerage commissions, if any) giving rise to the Buy-In purchase obligation.

                  (iv) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at any time after 120 days after the effective date of the Plan, any Warrant Shares cannot be issued pursuant to Section 1145 of the Bankruptcy Code (as defined in the Securities Purchase Agreement) and a registration statement covering the Warrant Shares that are the subject of an Exercise Notice (the "Unavailable Warrant Shares") is not available for the resale of such Unavailable Warrant Shares at the time of exercise, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

__________________
(3) One tranche of Warrants will have an Exercise Price equal to 115% of the Conversion Price. The other will have an Exercise Price equal to 125% of the Conversion Price.

                           Net Number = (A x B) - (A x C)
                                        -----------------
                                                B

                           For purposes of the foregoing formula:

            A= the total number of shares with respect to which this Warrant is then being exercised.

            B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

            C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

                  (v) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

                  (vi) Limitations on Exercises; Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and
(ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-KSB, Form 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Securities and the SPA Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of SPA Warrants.

      40. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. THE EXERCISE PRICE AND THE NUMBER OF WARRANT SHARES SHALL BE ADJUSTED FROM TIME TO TIME AS FOLLOWS:

            (i) Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Subscription Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined in the SPA Securities) for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a "Dilutive Issuance"), then (1) if the Dilutive Issuance occurred from the initial Issuance Date until the 15 month anniversary of the initial Issuance Date, immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to [115]%(4) of the New Issuance Price or (2) if the Dilutive Issuance occurred after the 15 month anniversary of the initial Issuance Date, immediately after such Dilutive Issuance, the Exercise Price shall be adjusted to an amount equal to [115%](5) of the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by
(2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of Common Stock Deemed Outstanding immediately after such Dilutive Issuance; provided, that the Exercise Price shall never be increased pursuant to the terms of this Section 2(a). Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:
______________
(4) 115% if the Exercise Price of the Warrant is 115% of Conversion Price and 125% if the Exercise Price of the Warrant is 125% of the Conversion Price.

(5) 115% if the Exercise Price of the Warrant is 115% of Conversion Price and 125% if the Exercise Price of the Warrant is 125% of the Conversion Price.

                  (i) Issuance of Options. If the Company in any manner grants any Options (other than Exluded Securities) and the lowest price per share for which one share of shares of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.


                  (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (other than Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this
                  Section 2(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options (other than Excluded Securities), the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities (other than Excluded Securities) are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this
                  Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

                  (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                  (v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them
                  (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Adjustment upon Subdivision or Combination of shares of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (iii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

      41. RIGHTS UPON DISTRIBUTION OF ASSETS.  OTHER THAN EVENTS CONTEMPLATED IN
SECTION 2(B), IF THE COMPANY SHALL DECLARE OR MAKE ANY DIVIDEND OR OTHER DISTRIBUTION OF ITS ASSETS (OR RIGHTS TO ACQUIRE ITS ASSETS) TO HOLDERS OF SHARES OF COMMON STOCK, BY WAY OF RETURN OF CAPITAL OR OTHERWISE (INCLUDING,
WITHOUT LIMITATION, ANY DISTRIBUTION OF CASH, STOCK OR OTHER SECURITIES, PROPERTY OR OPTIONS BY WAY OF A DIVIDEND, SPIN OFF, RECLASSIFICATION, CORPORATE REARRANGEMENT, SCHEME OF ARRANGEMENT OR OTHER SIMILAR TRANSACTION) (A "DISTRIBUTION"), AT ANY TIME AFTER THE ISSUANCE OF THIS WARRANT, THEN, IN EACH SUCH CASE:

                  (i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date; and


                  (ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) ("Other Shares of Common Stock") of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph
(b).

      42. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

                  (i) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            (ii) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders and (ii) subject to Section 4(a) below, the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (a "Public Successor"). Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

                  (iii)  Notwithstanding  the  foregoing  and the  provisions of
Section 4(b) above, in the event of a Fundamental Transaction where the Successor Entity is not a Public Successor, if the Holder has not exercised the Warrant in full prior to the consummation of the Fundamental Transaction, then the Company may enter into a Fundamental Transaction pursuant to which the Holder shall receive, simultaneously with the consummation of the Fundamental
Transaction, in lieu of the warrant referred to in Section 4(b) cash in the amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (B) an expected volatility equal to the greater of 60% and the 100 day volatility obtained from the HVT function on Bloomberg.

      43. NONCIRCUMVENTION. THE COMPANY HEREBY COVENANTS AND AGREES THAT THE COMPANY WILL NOT, BY AMENDMENT OF ITS ARTICLES OF INCORPORATION, BYLAWS OR THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, SCHEME OF ARRANGEMENT, DISSOLUTION, ISSUE OR SALE OF SECURITIES, OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS OF THIS WARRANT, AND WILL AT ALL TIMES IN GOOD FAITH CARRY OUT ALL THE PROVISIONS OF THIS WARRANT AND TAKE ALL ACTION AS MAY BE REQUIRED TO PROTECT THE RIGHTS OF THE HOLDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY (I) SHALL NOT INCREASE THE PAR VALUE OF ANY SHARES OF COMMON STOCK RECEIVABLE UPON THE EXERCISE OF THIS WARRANT ABOVE THE EXERCISE PRICE THEN IN EFFECT, (II) SHALL TAKE ALL SUCH ACTIONS AS MAY BE NECESSARY OR APPROPRIATE IN ORDER THAT THE COMPANY MAY VALIDLY AND LEGALLY ISSUE FULLY PAID AND
NONASSESSABLE  SHARES OF COMMON  STOCK UPON THE  EXERCISE OF THIS  WARRANT,  AND
(III) SHALL, SO LONG AS ANY OF THE SPA WARRANTS ARE OUTSTANDING, TAKE ALL ACTION NECESSARY TO RESERVE AND KEEP AVAILABLE OUT OF ITS AUTHORIZED AND UNISSUED SHARES OF COMMON STOCK, SOLELY FOR THE PURPOSE OF EFFECTING THE EXERCISE OF THE SPA WARRANTS, 130% OF THE NUMBER OF SHARES OF COMMON STOCK AS SHALL FROM TIME TO TIME BE NECESSARY TO EFFECT THE EXERCISE OF THE SPA WARRANTS THEN OUTSTANDING (WITHOUT REGARD TO ANY LIMITATIONS ON EXERCISE).

      44. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE HOLDER, SOLELY IN SUCH PERSON'S CAPACITY AS A HOLDER OF THIS WARRANT, SHALL NOT BE ENTITLED TO VOTE OR RECEIVE DIVIDENDS OR BE DEEMED THE HOLDER OF SHARE CAPITAL OF THE COMPANY FOR ANY PURPOSE, NOR SHALL ANYTHING CONTAINED IN THIS WARRANT BE CONSTRUED TO CONFER UPON THE HOLDER, SOLELY IN SUCH PERSON'S CAPACITY AS THE HOLDER OF THIS WARRANT, ANY OF THE RIGHTS OF A SHAREHOLDER OF THE COMPANY OR ANY RIGHT TO VOTE, GIVE OR WITHHOLD CONSENT TO ANY CORPORATE ACTION (WHETHER ANY REORGANIZATION, ISSUE OF STOCK, RECLASSIFICATION OF STOCK, CONSOLIDATION, MERGER, CONVEYANCE OR OTHERWISE), RECEIVE NOTICE OF MEETINGS, RECEIVE DIVIDENDS OR SUBSCRIPTION RIGHTS, OR OTHERWISE, PRIOR TO THE ISSUANCE TO THE HOLDER OF THE WARRANT SHARES WHICH SUCH PERSON IS THEN ENTITLED TO RECEIVE UPON THE DUE EXERCISE OF THIS WARRANT. IN ADDITION, NOTHING CONTAINED IN THIS WARRANT SHALL BE CONSTRUED AS IMPOSING ANY LIABILITIES ON THE HOLDER TO PURCHASE ANY SECURITIES (UPON EXERCISE OF THIS
WARRANT  OR  OTHERWISE)  OR  AS A  SHAREHOLDER  OF  THE  COMPANY,  WHETHER  SUCH
LIABILITIES ARE ASSERTED BY THE COMPANY OR BY CREDITORS OF THE COMPANY. NOTWITHSTANDING THIS SECTION 6, THE COMPANY SHALL PROVIDE THE HOLDER WITH COPIES OF THE SAME NOTICES AND OTHER INFORMATION GIVEN TO THE SHAREHOLDERS OF THE COMPANY GENERALLY, CONTEMPORANEOUSLY WITH THE GIVING THEREOF TO THE SHAREHOLDERS.

      45. REISSUANCE OF WARRANTS.

                  (i) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. Applicable transfer taxes, if any, shall be paid by the Holder.

                  (ii) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

                  (iii) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

                  (iv) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

      46. NOTICES. WHENEVER NOTICE IS REQUIRED TO BE GIVEN UNDER THIS WARRANT, UNLESS OTHERWISE PROVIDED HEREIN, SUCH NOTICE SHALL BE GIVEN IN ACCORDANCE WITH
SECTION 9(F) OF THE SECURITIES PURCHASE AGREEMENT. THE COMPANY SHALL PROVIDE THE HOLDER WITH PROMPT WRITTEN NOTICE OF ALL ACTIONS TAKEN PURSUANT TO THIS WARRANT, INCLUDING IN REASONABLE DETAIL A DESCRIPTION OF SUCH ACTION AND THE REASON THEREFORE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY WILL GIVE WRITTEN NOTICE TO THE HOLDER (I) IMMEDIATELY UPON ANY ADJUSTMENT OF THE EXERCISE PRICE, SETTING FORTH IN REASONABLE DETAIL, AND CERTIFYING, THE CALCULATION OF SUCH ADJUSTMENT AND (II) AT LEAST FIFTEEN DAYS PRIOR TO THE DATE ON WHICH THE COMPANY CLOSES ITS BOOKS OR TAKES A RECORD (A) WITH RESPECT TO ANY DIVIDEND OR DISTRIBUTION UPON THE SHARES OF COMMON STOCK, (B) WITH RESPECT TO ANY GRANTS, ISSUANCES OR SALES OF ANY OPTIONS, CONVERTIBLE SECURITIES OR RIGHTS TO PURCHASE STOCK, WARRANTS, SECURITIES OR OTHER PROPERTY TO HOLDERS OF SHARES OF COMMON STOCK OR (C) FOR DETERMINING RIGHTS TO VOTE WITH RESPECT TO ANY FUNDAMENTAL TRANSACTION, DISSOLUTION OR LIQUIDATION, PROVIDED IN EACH CASE THAT SUCH INFORMATION SHALL BE MADE KNOWN TO THE PUBLIC PRIOR TO OR IN CONJUNCTION WITH SUCH NOTICE BEING PROVIDED TO THE HOLDER.

      47. AMENDMENT AND WAIVER. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE PROVISIONS OF THIS WARRANT MAY BE AMENDED AND THE COMPANY MAY TAKE ANY ACTION HEREIN PROHIBITED, OR OMIT TO PERFORM ANY ACT HEREIN REQUIRED TO BE PERFORMED BY IT, ONLY IF THE COMPANY HAS OBTAINED THE WRITTEN CONSENT OF THE REQUIRED HOLDERS; PROVIDED THAT NO SUCH ACTION MAY INCREASE THE EXERCISE PRICE OF ANY SPA WARRANT OR DECREASE THE NUMBER OF SHARES OR CLASS OF STOCK OBTAINABLE UPON EXERCISE OF ANY SPA WARRANT WITHOUT THE WRITTEN CONSENT OF THE HOLDER. NO SUCH AMENDMENT SHALL BE EFFECTIVE TO THE EXTENT THAT IT APPLIES TO LESS THAN ALL OF THE HOLDERS OF THE SPA WARRANTS THEN OUTSTANDING.

      48. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF NEW YORK.

      49. CONSTRUCTION; HEADINGS. THIS WARRANT SHALL BE DEEMED TO BE JOINTLY DRAFTED BY THE COMPANY AND ALL THE BUYERS AND SHALL NOT BE CONSTRUED AGAINST ANY PERSON AS THE DRAFTER HEREOF. THE HEADINGS OF THIS WARRANT ARE FOR CONVENIENCE OF REFERENCE AND SHALL NOT FORM PART OF, OR AFFECT THE INTERPRETATION OF, THIS WARRANT.

      50. DISPUTE RESOLUTION. IN THE CASE OF A DISPUTE AS TO THE DETERMINATION OF THE EXERCISE PRICE OR THE ARITHMETIC CALCULATION OF THE WARRANT SHARES, THE COMPANY SHALL SUBMIT THE DISPUTED DETERMINATIONS OR ARITHMETIC CALCULATIONS VIA FACSIMILE WITHIN TWO BUSINESS DAYS OF RECEIPT OF THE EXERCISE NOTICE GIVING RISE TO SUCH DISPUTE, AS THE CASE MAY BE, TO THE HOLDER. IF THE HOLDER AND THE
COMPANY ARE UNABLE TO AGREE UPON SUCH DETERMINATION OR CALCULATION OF THE EXERCISE PRICE OR THE WARRANT SHARES WITHIN THREE BUSINESS DAYS OF SUCH DISPUTED DETERMINATION OR ARITHMETIC CALCULATION BEING SUBMITTED TO THE HOLDER, THEN THE COMPANY SHALL, WITHIN TWO BUSINESS DAYS SUBMIT VIA FACSIMILE (A) THE DISPUTED DETERMINATION OF THE EXERCISE PRICE TO AN INDEPENDENT, REPUTABLE INVESTMENT BANK SELECTED BY THE COMPANY AND APPROVED BY THE HOLDER OR (B) THE DISPUTED ARITHMETIC CALCULATION OF THE WARRANT SHARES TO THE COMPANY'S INDEPENDENT, OUTSIDE ACCOUNTANT. THE COMPANY SHALL CAUSE AT ITS EXPENSE THE INVESTMENT BANK OR THE ACCOUNTANT, AS THE CASE MAY BE, TO PERFORM THE DETERMINATIONS OR CALCULATIONS AND NOTIFY THE COMPANY AND THE HOLDER OF THE RESULTS NO LATER THAN TEN BUSINESS DAYS FROM THE TIME IT RECEIVES THE DISPUTED DETERMINATIONS OR
CALCULATIONS. SUCH INVESTMENT BANK'S OR ACCOUNTANT'S DETERMINATION OR CALCULATION, AS THE CASE MAY BE, SHALL BE BINDING UPON ALL PARTIES ABSENT DEMONSTRABLE ERROR.

      51. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. THE REMEDIES PROVIDED IN THIS WARRANT SHALL BE CUMULATIVE AND IN ADDITION TO ALL OTHER REMEDIES AVAILABLE UNDER THIS WARRANT AND THE OTHER TRANSACTION DOCUMENTS, AT LAW OR IN EQUITY (INCLUDING A DECREE OF SPECIFIC PERFORMANCE AND/OR OTHER INJUNCTIVE RELIEF), AND NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER RIGHT TO PURSUE ACTUAL DAMAGES FOR ANY FAILURE BY THE COMPANY TO COMPLY WITH THE TERMS OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT A BREACH BY IT OF ITS OBLIGATIONS HEREUNDER WILL CAUSE IRREPARABLE HARM TO THE HOLDER AND THAT THE REMEDY AT LAW FOR ANY SUCH BREACH MAY BE INADEQUATE. THE COMPANY THEREFORE AGREES THAT, IN THE EVENT OF ANY SUCH BREACH OR THREATENED BREACH, THE HOLDER OF THIS WARRANT SHALL BE ENTITLED, IN ADDITION TO ALL OTHER AVAILABLE REMEDIES, TO AN INJUNCTION RESTRAINING ANY BREACH, WITHOUT THE NECESSITY OF SHOWING ECONOMIC LOSS AND WITHOUT ANY BOND OR OTHER SECURITY BEING REQUIRED.

      52. TRANSFER. THIS WARRANT MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED WITHOUT THE CONSENT OF THE COMPANY, EXCEPT AS MAY OTHERWISE BE REQUIRED BY SECTION 2(F) OF THE SECURITIES PURCHASE AGREEMENT.

      53. CERTAIN DEFINITIONS. FOR PURPOSES OF THIS WARRANT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

                  (i) "Bloomberg" means Bloomberg Financial Markets.

                  (ii) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  (iii) "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink

Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                  (iv) "Common Stock" means (i) the Company's shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

                  (v) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion and exercise, as applicable, of the SPA Securities and the Warrants.

                  (vi) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

                  (vii) "Eligible Market" means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq SmallCap Market.

                  (viii) "Expiration Date" means the date thirty-six months after the Issuance Date or, if such date falls on a day other than a Business
Day or on which trading does not take place on the Principal Market (a "Holiday"), the next date that is not a Holiday.

                  (ix) "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock (other than a forward or reverse stock split).

                  (x) "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

                  (xi) "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

                  (xii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                  (xiii) "Principal Market" means the OTC Bulletin Board.

                  (xiv) "Registration Rights Agreement" means that certain registration rights agreement by and among the Company and the Buyers.

                  (xv) "Required Holders" means the holders of the SPA Warrants representing at least a majority of shares of Common Stock underlying the SPA Warrants then outstanding.

                  (xvi) "SPA Securities" means the Notes issued pursuant to the Securities Purchase Agreement.

                  (xvii) "Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.


                                                     COMPOSITE TECHNOLOGY
                                                     CORPORATION

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                       EXHIBIT A

                                 EXERCISE NOTICE
            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                        WARRANT TO PURCHASE COMMON STOCK

                        COMPOSITE TECHNOLOGY CORPORATION

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Composite Technology Corporation, a Nevada corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

      ____________ a "Cash Exercise" with respect to _________________ Warrant Shares; and/or

      ____________ a "Cashless Exercise" with respect to _______________ Warrant Shares.

      2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

      4. The undersigned holder hereby represents and warrants that after giving effect to the exercise of the Warrant contemplated by this Exercise Notice, such holder will not be in violation of the beneficial ownership limits specified in
Section 1(f) of the Warrant, as increased or decreased pursuant to terms contained therein.

Date: _______________ __, ______


   Name of Registered Holder

By:_____________________________
   Name:
   Title:

                                 ACKNOWLEDGMENT


      The Company hereby acknowledges this Exercise Notice and hereby directs [Insert Name of Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated September __, 2005 from the Company and acknowledged and agreed to by [Insert Name of Transfer Agent].

                        COMPOSITE TECHNOLOGY CORPORATION

                                            By:_________________________________
                                               Name:
                                               Title:

                     [FORM OF REGISTRATION RIGHTS AGREEMENT]

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of [________ ___], 2005, by and among Composite Technology Corporation, a Nevada corporation, with headquarters located at 2026 McGaw Avenue, Irvine, California 92614 (the "Company"), and the undersigned buyers (each, a "Buyer", and collectively, the "Buyers").

      WHEREAS:

      A. In connection with the Securities Purchase Agreement by and among the parties hereto dated September __, 2005 (the "Securities Purchase Agreement"), the Company, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, issued and sold to each Buyer (i) senior convertible notes of the Company (the "Notes"), which, among other things, are convertible into the Company's common stock, $0.001 par value per share (the "Common Stock") (as converted, the "Conversion Shares") in accordance with the terms of the Notes, and (ii) warrants (the "Warrants"), which are exercisable to purchase shares of Common Stock (as exercised collectively, the "Warrant Shares").

      B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company agreed that, to the extent that upon consummation of the Company's Chapter 11 Plan of Reorganization, any Warrant Shares or Conversion Shares are not freely transferable pursuant to Section 1145 of the Bankruptcy Code, to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

      C. The Notes bear interest, which at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the "Interest Shares").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

      54. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      (a) "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

      (b) "Effective Date" means the date the Registration Statement has been declared effective by the SEC.

      (c) "Effectiveness Deadline" means the date which is 90 days after the date hereof, or if there is a full review of the Registration Statement by the SEC, 120 days after the date hereof.

      (d) "Filing Deadline" means 45 days after the date hereof.

      (e) "Investor" means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

      (f)  "Person"  means  an  individual,   a  limited  liability  company,  a
partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      (g) "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

      (h) "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Interest Shares, (iii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iv) any share capital of the Company issued or issuable with respect to the Conversion Shares, the Notes, the Interest Shares, the Warrant Shares or the Warrants as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of the Warrants.

      (i)   "Registration   Statement"   means  a   registration   statement  or
registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

      (j) "Required Holders" means the holders of at least a majority of the Registrable Securities.

      (k) "Required Registration Amount" means the sum of (i) 130% of the number of Conversion Shares issued and issuable pursuant to the Notes as of the trading day immediately preceding the applicable date of determination, and (ii) 130% of the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(e), without regard to any limitations on conversions of the Notes or exercises of the Warrants; provided, however, that the 130% of the number of Conversion Shares shall be reduced (but not below 100%) to the extent necessary in the event the SEC will not declare the Registration Statement effective without such reduction.

      (l) "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

      (m) "SEC" means the United States Securities and Exchange Commission.

      55. REGISTRATION.

            (a) Mandatory Registration. (1) The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-1 or Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-1 or Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register for resale at least the number of Shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Shareholders" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. Notwithstanding anything to the contrary contained herein, the Company shall not be required to register Interest Shares on the Registration Statement and any reference to Filing Deadline, Effectiveness Deadline and related terms shall not be applicable to Interest Shares. Further, notwithstanding anything to the contrary contained herein, to the extent the Conversion Shares are freely transferable pursuant to Section 1145 of the Bankruptcy Code but any Warrant Shares are not, the Company shall not be required to file a Registration Statement pursuant to the terms hereof solely for such Warrant Shares and in such circumstances (the "Warrant 1145 Event") any reference to Filing Deadline, Effectiveness Deadline and related terms shall not apply to the Warrant Shares.

                  (2) If a Warrant 1145 Event shall have occurred, if at any time thereafter, the Company proposes to register any of its stock or securities or any stock or securities for any of its stockholders under the 1933 Act, the Company shall, at such time, promptly give each Buyer written notice of such registration. Upon the written request of each Buyer, the Company shall cause in such registration to be registered under the 1933 Act all of the Warrant Shares that each such Buyer has requested to be registered. The rights and obligations of the Company and the Buyers as are otherwise set forth herein shall apply to such piggy-back registration rights.

            (b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

            (c) Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

            (d) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            (e) Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than thirty (30) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into Shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and that the Warrants are then exercisable for Shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants).

            (f) Effect of Failure to File and Obtain and Maintain  Effectiveness
of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a "Filing Failure") or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an "Effectiveness Failure") or (ii) on any day after the Effective Date an during the Registration Period sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of Shares of Common Stock) (a "Maintenance Failure") then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying Shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one and one-half percent (1.5%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; and (ii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. If there shall have occurred an Effectiveness Failure, then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying Shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Amount of such Investor's Registrable Securities included in such Registration Statement on the day of an Effectiveness Failure and on the thirtieth day (pro rated for periods totaling less than thirty days) after the Effectiveness Failure, and if such Effectiveness Failure continues beyond such thirtieth day, one and one-quarter percent (1.25%) of the aggregate Purchase Amount of such Investors' Registrable Securities relating to such Registration Statement on the sixtieth day (pro rated for the number of days after the thirtieth day and up to and including the sixtieth day after the Effectiveness Failure) and if such Effectiveness Failure continues beyond such sixtieth day after the Effectiveness Failure, one and one-half percent (1.5%) of the aggregate Purchase Amount of such Investors' Registrable Securities relating to such Registration Statement on the ninetieth day (pro rated from periods totaling less than thirty days after the sixtieth day after the Effectiveness Failure) after the Effectiveness Deadline and for every thirtieth day thereafter until such Effectiveness Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

      56. RELATED OBLIGATIONS.

            At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

            (a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

            (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements, with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

            (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

            (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            (e) The  Company  shall use its best  efforts  to (i)  register  and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration
Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            (f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver copies of such supplement or amendment to Legal Counsel and each Investor (as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify
Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            (h) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            (i) The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

            (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            (k) The Company shall use its best efforts either to (i) maintain the authorization for quotation of the Company's Common Stock on the Principal Market; (ii) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (iii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on the American Stock Exchange or
(iv) if,  despite the Company's best efforts to satisfy,  the preceding  clauses
(i), (ii) or (iii) the Company is unsuccessful in satisfying the preceding clauses (i), (ii) or (iii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

            (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

            (m) If reasonably requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

            (n) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            (o) [intentionally omitted].

            (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            (q) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

            (r) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

      57. OBLIGATIONS OF THE INVESTORS.

            (a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

            (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

            (c) Each Investor  agrees that,  upon receipt of any notice from the
Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, to the extent allowed by federal and state securities laws, the Company shall cause its transfer agent to deliver unlegended Shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

            (d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      58. EXPENSES OF REGISTRATION.

            All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000.

      59. INDEMNIFICATION.

            In  the  event  any   Registrable   Securities  are  included  in  a
Registration Statement under this Agreement:

            (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including,  without  limitation,  any  state  securities  law,  or any  rule  or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      60. CONTRIBUTION.

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

      61. REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) file with the SEC all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            (c)  furnish  to  each  Investor  so  long  as  such  Investor  owns
Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

      62. ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
(iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

      63. AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      64. MISCELLANEOUS.

            (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

            (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Composite Technology Corporation
                  2026 McGaw Avenue
                  Irvine, California 92614
                  Telephone:        (949) 428-5000
                  Facsimile:        (949) 428-8515
                  Attention:        Benton H. Wilcoxon

         Copy to:
                  Richardson & Patel, LP
                  10900 Wilshire Blvd., Suite 520
                  Los Angeles, California 90024
                  Telephone:        (310) 208-1182
                  Facsimile:        (310) 208-1154
                  Attention:        Kevin Leung, Esq.

         If to Legal Counsel:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:  (212) 756-2000
                  Facsimile:  (212) 593-5955
                  Attention:  Eleazer N. Klein, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (e) This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

            (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (m) The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-a-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.


                                   * * * * * *

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                                COMPANY:

                                                COMPOSITE TECHNOLOGY CORPORATION

                                                By: ____________________________
                                                    Name:
                                                    Title:

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.


                                                BUYERS:





                                                By: ____________________________
                                                    Name:
                                                    Title:

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                                [OTHER BUYERS]


                                                By: ____________________________
                                                    Name:
                                                    Title:

                               SCHEDULE OF BUYERS


                                 Buyer's Address Buyer's
                                 Representative's              Address and
          Buyer                  and Facsimile Number          Facsimile Number
          -----                  --------------------          ----------------


[Other Buyers]

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


[Transfer Agent]
[Address]
Attention:

      Re: Composite Technology Corporation

Ladies and Gentlemen:

      [We are][I am] counsel to Composite Technology Corporation, a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders senior secured convertible notes (the "Notes") convertible into the Company's common stock, $0.001 par value per share (the "Common Stock"), warrants exercisable for shares of Common Stock (the "Warrants"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes [and the shares of Common Stock issuable upon exercise of the Warrants], under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-1 or Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

      In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

      This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer

      Agent Instructions dated ________ __, 2005. This letter shall serve as our standing instruction with regard to this matter.


                                                Very truly yours,

                                                [ISSUER'S COUNSEL]

                                                By:_____________________________
CC:      [LIST NAMES OF HOLDERS]

                                                                       EXHIBIT B

                              SELLING SHAREHOLDERS

      The shares of Common Stock being offered by the selling shareholders are issuable upon conversion of the convertible notes [and upon exercise of the warrants]. For additional information regarding the issuance of those convertible notes and warrants, see "Private Placement of Shares of Common Stock, Convertible Notes and Warrants" above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years.

      The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common Stock beneficially owned by each selling shareholder, based on its ownership of the convertible notes and warrants, as of ________, 200_, assuming conversion of all convertible notes and exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on conversions or exercise.

      The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

      In accordance with the terms of registration rights agreements with the selling shareholders, this prospectus generally covers the resale of at least [the sum of (i)] 130% of the number of shares of Common Stock issuable upon conversion of the convertible notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC [and (ii) 130% of the number of shares of Common Stock issuable upon exercise of the related warrants] as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the convertible notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

      Under the terms of the convertible notes and the warrants, a selling shareholder may not convert the convertible notes or exercise the warrants to the extent such conversion or exercise would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the convertible notes which have not been converted and upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."


                                                                    Maximum Number of Shares
                                          Number of Shares Owned     to be Sold Pursuant to      Number of Shares
Name of Selling Shareholder                  Prior to Offering           this Prospectus        Owned After Offering
---------------------------                  -----------------           ---------------        --------------------
                                                                                                         0


         (1)

                              PLAN OF DISTRIBUTION

      We are registering the shares of Common Stock issuable upon conversion of the convertible notes[, payment of interest on the convertible notes and upon exercise of the warrants] to permit the resale of these shares of Common Stock by the holders of the convertible notes and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

      The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

      o on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

      o     in the over-the-counter market;

      o in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

      o through the writing of options, whether such options are listed on an options exchange or otherwise;

      o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o     privately negotiated transactions;

      o     short sales;

      o     sales pursuant to Rule 144;

      o broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

      o     a combination of any such methods of sale; and

      o     any other method permitted pursuant to applicable law.

      If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

      The selling shareholders may pledge or grant a security interest in some or all of the convertible notes [or warrants] or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

      Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

      There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

      The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

      We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

      Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.